UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INOZYME PHARMA, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903

Inozyme Pharma, Inc.

Important Notice Regarding the

Availability of Proxy Materials

for the

Stockholders Meeting to be held on

June 23, 2021

For Stockholders as of record on April 26, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy statement and annual report, and to register to attend the virtual annual meeting, go to: www.proxydocs.com/INZY.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use these procedures for our annual meeting.

For a convenient way to VIEW proxy materials and
VOTE go to www.proxydocs.com/INZY

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

Proxy Materials Available to View or Receive: Proxy Statement and Annual Report

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 14, 2021.

To request paper materials, use one of the following methods.

INTERNET www.investorelections.com/INZY	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located in the shaded box above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Inozyme Pharma, Inc.

Meeting Type: Annual Meeting of Stockholders

For holders as of: April 26, 2021

Date: Wednesday, June 23, 2021

Time: 09:00 AM, Eastern Time

Place: Annual Meeting to be held live via Internet. Please visit

            www.proxydocs.com/INZY for more details.

In order to attend the meeting online and to vote your shares electronically during the meeting, you must register in advance at www.proxydocs.com/INZY prior to the registration deadline of June 21, 2021 at 5:00 PM, Eastern Time.

Inozyme Pharma, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR EACH OF THE NOMINEES IN

PROPOSAL 1 AND FOR PROPOSAL 2.

PROPOSAL

1.	To elect the three Class I directors named below to a 3-year term expiring at the 2024 annual meeting of stockholders.

1.01 Axel Bolte

1.02 Robert Hopfner

1.03 Edward Mathers

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

Note: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.